                                                                    EXHIBIT 99.2

                              LETTER OF TRANSMITTAL

                     SOVEREIGN REAL ESTATE INVESTMENT TRUST
                              Offer to Exchange its

           12% Series A Noncumulative Exchangeable Preferred Interests
                       ("Registered Preferred Interests")
          (Liquidation amount $1,000 per Registered Preferred Interest)
           Which Have Been Registered Under the Securities Act of 1933

                       For Any And All Of Its Outstanding

           12% Series A Noncumulative Exchangeable Preferred Interests
                       ("Outstanding Preferred Interests")
         (Liquidation Amount $1,000 per Outstanding Preferred Interest)

                 Automatically Exchangeable into Preferred Stock
                                       of
                                 SOVEREIGN BANK
                            Under Certain Conditions

                Pursuant to the Prospectus Dated __________, 2002
         (As the Same May Be Amended or Supplemented, the "Prospectus")

                  The Exchange Offer and Withdrawal Rights Will
          Expire at 5:00 P M., Eastern Standard Time, on ________ 2002,
                Or On Such Later Date or Time To Which The Trust
             May Extend the Exchange Offer (The "Expiration Date").
                  Tenders May Be Withdrawn Prior to 5:00 P.M.,
                 Eastern Standard Time, On The Expiration Date.

                  The Exchange Agent For The Exchange Offer Is:

                          MELLON INVESTOR SERVICES LLC.

By Registered or                                          By Hand or
 Certified Mail              By Hand                   Overnight Delivery
---------------              -------                   ------------------

Mellon Investor              (Eligible Institu-        Mellon Investor
 Services LLC                tions Only)               Services, LLC
P.O. Box 3300                120 Broadway,             85 Challenger Rd.
South Hackensack             13th Floor                Mail Drop
NJ  07606                    New York, NY 10271        Ridgefield Park, NJ
Attn: Reorg Dept.            Attn: Reorg Dept.         Attn: Reorg Dept.





              DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS
                          OTHER THAN AS SET FORTH ABOVE
                      DOES NOT CONSTITUTE A VALID DELIVERY.

           THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY
                 BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus. As used herein, the term "Holder" means a holder of Outstanding Preferred Interests, including any participant ("DTC Participant") in the book-entry transfer facility system of The Depository Trust Company ("DTC") whose name appears on a security position listing as the owner of the Outstanding Preferred Interests. As used herein the term "Certificates" means physical certificates representing Outstanding Preferred Interests.

     To participate in the Exchange Offer (as defined below), Holders must tender by (a) book-entry transfer pursuant to the procedures set forth in the Prospectus under "The Exchange Offer - Procedures for Tendering" or (b) forwarding Certificates herewith. Holders who are DTC Participants tendering by book-entry transfer must execute such tender through the Automated Tender Offer Program ("ATOP") of DTC. A Holder using ATOP should transmit its acceptance to DTC on or prior to the Expiration Date. DTC will verify such acceptance, execute a book-entry transfer of the tendered Outstanding Preferred Interests into the Exchange Agent's account at DTC and then send to the Exchange Agent confirmation of such book-entry transfer (a "book-entry confirmation"), including an agent's message ("Agent's Message") confirming that DTC has received an express acknowledgment from such Holder that such Holder has received and agrees to be bound by this Letter of Transmittal and that the Trust may enforce this Letter of Transmittal against such Holder. The book-entry confirmation must be received by the Exchange Agent in order for the tender relating thereto to be effective. Book-entry transfer to DTC in accordance with DTC's procedures does not constitute delivery of the book entry confirmation to the Exchange Agent.

     If the tender is not made through ATOP, Certificates, as well as this Letter of Transmittal, properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date in order for such tender to be effective.

     Holders of Outstanding Preferred Interests who cannot complete the procedures for delivery by book-entry transfer of such Outstanding Preferred Interests on a timely basis or who cannot deliver their Certificates for such Outstanding Preferred Interests and all other required documents to the Exchange Agent on or prior to the Expiration Date must, in order to participate in the Exchange Offer tender their Outstanding Preferred Interests according to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer - Procedures for Tendering."

     THE METHOD OF DELIVERY OF THE BOOK-ENTRY CONFIRMATION OR CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

            NOTE: SIGNATURES MUST BE PROVIDED BELOW.

     PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

ALL TENDERING HOLDERS COMPLETE THIS BOX:

                 DESCRIPTION OF OUTSTANDING PREFERRED INTERESTS

IF BLANK, PLEASE PRINT NAME AND  OUTSTANDING PREFERRED INTERESTS
ADDRESS OF REGISTERED HOLDER.    TENDERED (ATTACH ADDITIONAL
                                 SCHEDULES)
                                             Aggregate
                   Aggregate                 Liquidation Amount
                   Liquidation Amount        of Outstanding
Certificate        of Outstanding            Preferred Interests
Number(s)*         Preferred Interests       Tendered**


TOTAL AMOUNT
  TENDERED

*   Need not be completed by book-entry holders.
** Outstanding Preferred Interests may be tendered in whole or in part in denominations of $100,000 and integral multiples of $1,000 in excess thereof, provided that if any Outstanding Preferred Interests are tendered for exchange in part, the untendered principal amount thereof must be $100,000 or any integral multiple of $1,000 in excess thereof. All Outstanding Preferred Interests held shall be deemed tendered unless a lesser number is specified in this column. See Instruction 4.

     (BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

[ ] CHECK HERE IF TENDERED OUTSTANDING PREFERRED INTERESTS ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC, AND COMPLETE THE FOLLOWING:

Name of Tendering Institution _________________________________________________

DTC Account Number ____________________________________________________________

Voluntary Offering Instruction (VOI) Number ___________________________________

[ ]  CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY
     IF TENDERED OUTSTANDING PREFERRED INTERESTS ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT, AND COMPLETE THE FOLLOWING:

Name of Registered Holder(s)___________________________________________________

Window Ticket Number (if any)__________________________________________________

Date of Execution of Notice of Guaranteed Delivery ____________________________

Name of Institution which Guaranteed Delivery _________________________________

If Guaranteed Delivery is to be made By Book-Entry Transfer:

Name of Tendering Institution _________________________________________________

DTC Account Number ____________________________________________________________

Voluntary Offering Instruction (VOI) Number ___________________________________

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE OUTSTANDING PREFERRED INTERESTS FOR YOUR OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name: _________________________________________________________________________

Address: ______________________________________________________________________

LADIES AND GENTLEMEN:

     The undersigned hereby tenders to Sovereign Real Estate Investment Trust, a trust formed under the laws of the State of Delaware (the "Trust") the above described aggregate Liquidation Amount of the Trust's Outstanding Preferred Interests in exchange for a like aggregate Liquidation Amount of the Trust's Registered Preferred Interests which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), upon the terms and subject to the conditions set forth in the Prospectus, the receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitute the "Exchange Offer").

     Subject to and effective upon the acceptance for exchange of all or any portion of the Outstanding Preferred Interests tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Trust all right, title and interest in and to such Outstanding Preferred Interests as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Trust in connection with the Exchange Offer) with respect to the tendered Outstanding Preferred Interests, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) subject only to the right of withdrawal described in the Prospectus, to (i) deliver Certificates for Outstanding Preferred Interests to the Trust together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Trust, upon receipt by the Exchange Agent, as the undersigned's agent, of the Registered Preferred Interests to be issued in exchange for such Outstanding Preferred Interests, (ii) present Certificates for such Outstanding Preferred Interests for transfer, and to transfer the Outstanding Preferred Interests on the books of the Trust, and (iii) receive for the account of the Trust all benefits and otherwise exercise all rights of beneficial ownership of such Outstanding Preferred Interests, all in accordance with the terms and conditions of the Exchange Offer.

     THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE OUTSTANDING PREFERRED INTERESTS TENDERED HEREBY AND THAT, WHEN THE SAME ARE ACCEPTED FOR EXCHANGE, THE TRUST WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE OUTSTANDING PREFERRED INTERESTS TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE TRUST OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, ASSIGNMENT AND TRANSFER OF THE OUTSTANDING PREFERRED INTERESTS TENDERED HEREBY, AND THE UNDERSIGNED WILL COMPLY WITH ITS OBLIGATIONS UNDER THE REGISTRATION AGREEMENT. THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.

     The name(s) and address(es) of the registered Holder(s) of the Outstanding Preferred Interests tendered hereby should be printed in the box entitled "Description of Outstanding Preferred Interests" above, if they are not already set forth in such box, as they appear on the Certificates representing such Outstanding Preferred Interests or on the records of DTC, as the case may be. The Certificate number(s) of any such Certificates and the liquidation amount of such Outstanding Preferred Interests should be specified in such box as indicated therein.

     The undersigned understands that tenders of Outstanding Preferred Interests pursuant to any one of the procedures described in "The Exchange Offer - Procedures for Tendering" in the Prospectus and in the instructions attached hereto will, upon the Trust's acceptance for exchange of such tendered Outstanding Preferred Interests, constitute a binding agreement between the undersigned and the Trust upon the terms and subject to the conditions of the Exchange Offer.

     The undersigned recognizes that under certain circumstances set forth in the Prospectus, the Trust may not be required to accept for exchange any of the Outstanding Preferred Interests tendered hereby.

     Unless otherwise indicated in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the Registered Preferred Interests be issued in the name(s) of the undersigned or credited to the account at DTC indicated above in the case of a book-entry transfer of Outstanding Preferred Interests.

     If any Outstanding Preferred Interests are submitted for more Outstanding Preferred Interests than are tendered or accepted for exchange, then, without expense to the tendering Holder, promptly following the expiration or termination of the Exchange Offer, such non-exchanged or non-tendered Outstanding Preferred Interests will, if evidenced by Certificates be returned, or will, if evidenced by book-entry, be credited to the account at DTC indicated above. If applicable, substitute Certificates representing non-exchanged Outstanding Preferred Interests will be issued to the undersigned or non-exchanged Outstanding Preferred Interests will be credited to the account at DTC indicated above in the case of a book-entry transfer of Outstanding Preferred Interests.

     Unless otherwise indicated under "Special Delivery Instructions," certificates for Outstanding Preferred Interests and for Registered Preferred Interests will be delivered to the undersigned at the address shown below the undersigned's signature.

     BY TENDERING OUTSTANDING PREFERRED INTERESTS AND EXECUTING THIS LETTER OF TRANSMITTAL, THE UNDERSIGNED HEREBY REPRESENTS AND AGREES THAT (i) THE UNDERSIGNED IS NOT AN "AFFILIATE" (AS DEFINED IN RULE 144 UNDER THE SECURITIES
ACT) OF THE TRUST, (ii) ANY REGISTERED PREFERRED INTERESTS TO BE RECEIVED BY THE UNDERSIGNED ARE BEING ACQUIRED IN THE ORDINARY COURSE OF ITS BUSINESS, (iii) THE UNDERSIGNED HAS NO ARRANGEMENT OR UNDERSTANDING WITH ANY PERSON TO PARTICIPATE IN A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF REGISTERED PREFERRED INTERESTS TO BE RECEIVED IN THE EXCHANGE OFFER, AND (IV) IF THE UNDERSIGNED IS NOT A BROKER-DEALER, THE UNDERSIGNED IS NOT ENGAGED IN, AND DOES NOT INTEND TO ENGAGE IN, A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES
ACT) OF SUCH REGISTERED PREFERRED INTERESTS. BY TENDERING OUTSTANDING PREFERRED INTERESTS PURSUANT TO THE EXCHANGE OFFER AND EXECUTING THIS LETTER OF TRANSMITTAL, A HOLDER OF OUTSTANDING PREFERRED INTERESTS THAT IS A BROKER-DEALER REPRESENTS AND AGREES, CONSISTENT WITH CERTAIN INTERPRETIVE LETTERS ISSUED BY THE STAFF OF THE DIVISION OF CORPORATION FINANCE OF THE SECURITIES AND EXCHANGE COMMISSION TO THIRD PARTIES, THAT (A) SUCH OUTSTANDING PREFERRED INTERESTS ARE HELD BY SUCH BROKER-DEALER ONLY AS A NOMINEE, OR (B) SUCH OUTSTANDING PREFERRED INTERESTS WERE ACQUIRED BY IT FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES AND IT WILL DELIVER THE PROSPECTUS MEETING THE REQUIREMENTS OF THE SECURITIES ACT IN CONNECTION WITH ANY RESALE OF SUCH REGISTERED PREFERRED INTERESTS (PROVIDED THAT, BY SO ACKNOWLEDGING AND BY DELIVERING THE PROSPECTUS, IT WILL NOT BE DEEMED TO ADMIT THAT IT IS AN "UNDERWRITER" WITHIN THE MEANING OF THE SECURITIES ACT).

     THE TRUST HAS AGREED THAT, SUBJECT TO THE PROVISIONS OF THE REGISTRATION AGREEMENT, THE PROSPECTUS MAY BE USED IN CONNECTION WITH RESALES OF REGISTERED PREFERRED INTERESTS RECEIVED IN EXCHANGE FOR OUTSTANDING PREFERRED INTERESTS BY A BROKER-DEALER WHO ACQUIRED OUTSTANDING PREFERRED INTERESTS FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") FOR A PERIOD ENDING 180 DAYS AFTER THE EXPIRATION DATE (SUBJECT TO EXTENSION UNDER CERTAIN LIMITED CIRCUMSTANCES DESCRIBED IN THE PROSPECTUS) OR, IF EARLIER, WHEN ALL SUCH REGISTERED PREFERRED INTERESTS HAVE BEEN DISPOSED OF BY SUCH PARTICIPATING BROKER-DEALER. IN THAT REGARD, EACH PARTICIPATING BROKER-DEALER, BY TENDERING SUCH OUTSTANDING PREFERRED INTERESTS AND EXECUTING THIS LETTER OF TRANSMITTAL OR BY TENDERING THROUGH BOOK-ENTRY TRANSFER IN LIEU THEREOF, AGREES THAT, UPON RECEIPT OF NOTICE FROM THE TRUST OF THE OCCURRENCE OF ANY EVENT OR THE DISCOVERY OF ANY FACT WHICH MAKES ANY STATEMENT CONTAINED OR INCORPORATED BY REFERENCE IN THE PROSPECTUS UNTRUE IN ANY MATERIAL RESPECT OR WHICH CAUSES THE PROSPECTUS TO OMIT TO STATE A MATERIAL FACT NECESSARY IN ORDER TO MAKE THE STATEMENTS CONTAINED OR INCORPORATED BY REFERENCE THEREIN, IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT MISLEADING OR OF THE OCCURRENCE OF CERTAIN OTHER EVENTS SPECIFIED IN THE REGISTRATION RIGHTS AGREEMENT, SUCH PARTICIPATING BROKER-DEALER WILL SUSPEND THE SALE OF REGISTERED PREFERRED INTERESTS PURSUANT TO THE PROSPECTUS UNTIL (1) THE TRUST HAS AMENDED OR SUPPLEMENTED THE PROSPECTUS TO CORRECT SUCH MISSTATEMENT OR OMISSION AND HAS FURNISHED COPIES OF THE AMENDED OR SUPPLEMENTED PROSPECTUS TO THE PARTICIPATING BROKER-DEALER OR (2) THE TRUST HAS GIVEN NOTICE THAT THE SALE OF THE REGISTERED PREFERRED INTERESTS MAY BE RESUMED, AS THE CASE MAY BE. IF THE TRUST GIVES SUCH NOTICE TO SUSPEND THE SALE OF THE REGISTERED PREFERRED INTERESTS, IT SHALL EXTEND THE 180-DAY PERIOD REFERRED TO ABOVE DURING WHICH PARTICIPATING BROKER-DEALERS ARE ENTITLED TO USE THE PROSPECTUS IN CONNECTION WITH THE RESALE OF REGISTERED PREFERRED INTERESTS BY THE NUMBER OF DAYS DURING THE PERIOD FROM AND INCLUDING THE DATE OF THE GIVING OF SUCH NOTICE TO AND INCLUDING THE DATE ON WHICH (1) PARTICIPATING BROKER-DEALERS SHALL HAVE RECEIVED COPIES OF THE SUPPLEMENTED OR AMENDED PROSPECTUS NECESSARY TO PERMIT RESALES OF THE REGISTERED PREFERRED INTERESTS OR (2) THE TRUST HAS GIVEN NOTICE THAT THE SALE OF REGISTERED PREFERRED INTERESTS MAY BE RESUMED, AS THE CASE MAY BE.

     AS A RESULT, A PARTICIPATING BROKER-DEALER WHO INTENDS TO USE THE PROSPECTUS IN CONNECTION WITH RESALES OF REGISTERED PREFERRED INTERESTS RECEIVED IN EXCHANGE FOR OUTSTANDING PREFERRED INTERESTS PURSUANT TO THE EXCHANGE OFFER MUST NOTIFY THE TRUST, OR CAUSE THE TRUST TO BE NOTIFIED, ON OR PRIOR TO THE EXPIRATION DATE, THAT IT IS A PARTICIPATING BROKER-DEALER. SUCH NOTICE MAY BE GIVEN IN THE SPACE PROVIDED ABOVE OR MAY BE DELIVERED TO THE EXCHANGE AGENT AT THE ADDRESS SET FORTH IN THE PROSPECTUS UNDER "THE EXCHANGE OFFER - EXCHANGE AGENT."

     Holders whose Outstanding Preferred Interests are accepted for exchange will not receive Distributions on such Outstanding Preferred Interests, and the undersigned hereby waives the right to receive any Distributions on such Outstanding Preferred Interests accumulated from and including April 1, 2002. Accordingly, holders of Registered Preferred Interests (as of the record date) for the payment of Distributions on November 30, 2002 will be entitled to Distributions accumulated from and including April 1, 2002.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Trust to be necessary or desirable to complete the sale, assignment and transfer of the Outstanding Preferred Interests tendered hereby. All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OUTSTANDING PREFERRED INTERESTS" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OUTSTANDING PREFERRED INTERESTS AS SET FORTH IN SUCH BOX.

                               HOLDER(S) SIGN HERE
                      (SEE ATTACHED INSTRUCTIONS 2,5 AND 6)
             (PLEASE COMPLETE SUBSTITUTE FORM W-9 ON THE LAST PAGE)
                     (NOTE: SIGNATURE(S) MUST BE GUARANTEED
                          IF REQUIRED BY INSTRUCTION 2)

     Must be signed by registered Holder(s) exactly as name(s) appear(s) on Certificate(s) for the Outstanding Preferred Interests hereby tendered or on the records of DTC, as the case may be, or by any person(s) authorized to become the registered Holder(s) by endorsements and documents transmitted herewith (including such opinions of counsel, certifications and other information as may be required by the Trust to comply with the restrictions on transfer applicable to the Outstanding Preferred Interests). If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary capacity or representative capacity, set forth the signatory's full title. See Instruction 5.

____________________________       GUARANTEE OF SIGNATURE(S)
                                         (SEE ATTACHED
                                     INSTRUCTIONS 2 AND 5)
____________________________
 (SIGNATURE(S) OF HOLDER(S))   Authorized Signature ____________

Date _________________, 2002   Date ______________________, 2002

Name(s) ____________________   Name of Firm ____________________

____________________________   Capacity (full title) ___________
       (PLEASE PRINT)                             (PLEASE PRINT)

Capacity (full title) ______   Address _________________________

Address ____________________   _________________________________
                                       (INCLUDE ZIP CODE)
____________________________
     (INCLUDE ZIP CODE)        Area Code and Telephone
                               Number (    ) ___________________

Area Code and Telephone
Number
(    )______________________

Tax Identification or Social
Security Number ____________

                          SPECIAL ISSUANCE INSTRUCTIONS
                          (SEE INSTRUCTIONS 1, 5 AND 6)

     To be completed ONLY if Registered Preferred Interests or non-tendered or non-exchange Outstanding Preferred Interests are to be issued in the name of someone other than the registered Holder(s) of the Outstanding Preferred Interests whose name(s) appear(s) above.

     Issue:
[ ]  Non-tendered or non-exchanged Outstanding Preferred
     Interests to:
[ ]  Registered Preferred Interests to:

     Name(s)____________________________________________________

     Address____________________________________________________

     ___________________________________________________________
                         (INCLUDE ZIP CODE)

     Area Code and Telephone Number ____________________________

     ___________________________________________________________

     ___________________________________________________________
          (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER(S))

                                  ____________

                          SPECIAL DELIVERY INSTRUCTIONS
                          (SEE INSTRUCTIONS 1, 5 AND 6)

     To be completed ONLY if Certificates for Registered Preferred Interests or non-tendered or non-exchanged Outstanding Preferred Interests are to be sent to someone other than the registered Holder(s) of the Outstanding Preferred Interests whose name(s) appear(s) above, or such registered Holder(s) at an address other than that shown above.

Mail:
[ ]  Non-tendered or non-exchanged Outstanding Preferred
     Interests to:
[ ]  Registered Preferred Interests to:

     Name(s)____________________________________________________

     Address____________________________________________________

     ___________________________________________________________

     ___________________________________________________________
                         (INCLUDE ZIP CODE)

     ___________________________________________________________

     Area Code and Telephone Number ____________________________

     ___________________________________________________________
          (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER(S))

                                  INSTRUCTIONS
         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. BOOK-ENTRY TRANSFER; DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. To tender in the Exchange Offer, Holders must tender by (a) forwarding Certificates herewith or (b) book-entry transfer pursuant to the procedures set forth in "The Exchange Offer - Procedures for Tendering" in the Prospectus. Holders who are DTC Participants tendering by book-entry transfer must execute such tender through DTC's ATOP system. A Holder using ATOP should transmit its acceptance to DTC on or prior to the Expiration Date. DTC will verify such acceptance, execute a book-entry transfer of the tendered Outstanding Preferred Interests into the Exchange Agent's account at DTC, and then send to the Exchange Agent a book-entry confirmation, including an Agent's Message confirming that DTC has received an express acknowledgment from such Holder that such Holder has received and agrees to be bound by this Letter of Transmittal and that the Trust may enforce this Letter of Transmittal against such Holder. The book-entry confirmation must be received by the Exchange Agent in order for the tender relating thereto to be effective. Book-entry transfer to DTC in accordance with DTC's procedure does not constitute delivery of the book-entry confirmation to the Exchange Agent.

     If the tender is not made through ATOP, Certificates, as well as this Letter of Transmittal, properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date in order for such tender to be effective.

     Outstanding Preferred Interests may be tendered in whole or in part in the liquidation amount of $100,000 (100 Outstanding Preferred Interests) and integral multiples of $1,000 in excess thereof, provided that, if any Outstanding Preferred Interests are tendered for exchange in part, the untendered principal amount thereof must be $100,000 (100 Outstanding Preferred Interests) or any integral multiple of $ 1,000 in excess thereof.

     Holders who wish to tender their Outstanding Preferred Interests and (i) whose Outstanding Preferred Interests are not immediately available or (ii) who cannot deliver their Outstanding Preferred Interests, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or (iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their Outstanding Preferred Interests by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer - Procedures for Tendering." Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form accompanying this Letter of Transmittal, must be received by the Exchange Agent on or prior to the Expiration Date; and (iii) (a) a book-entry confirmation or (b) the certificates representing all tendered Outstanding Preferred Interests, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be, in any case, received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in the Prospectus under "The Exchange Offer - Procedures for Tendering."

     A Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For Outstanding Preferred Interests to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein and in the Prospectus, "Eligible Institution" means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as "an eligible guarantor institution," including (as such terms are defined therein) (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association.

     THE METHOD OF DELIVERY OF THE BOOK-ENTRY CONFIRMATION OR CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     The Trust will not accept any alternative, conditional or contingent tenders. Each tendering Holder, by book-entry transfer through ATOP or execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

     2. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required if:

          (i) this Letter of Transmittal is signed by the registered Holder(s) of Outstanding Preferred Interests tendered herewith, unless such Holder(s) has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above, or

          (ii) such Outstanding Preferred Interests are tendered for the account of a firm that is an Eligible Institution.

     In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

     3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Outstanding Preferred Interests" is inadequate, the Certificate number(s) and/or the principal amount of Outstanding Preferred Interests and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

     4. PARTIAL TENDERS AND WITHDRAWAL RIGHTS. Tenders of Outstanding Preferred Interests will be accepted (only in the liquidation amount of $ 100,000 (100 Outstanding Preferred Interests) and integral multiples of $1,000 in excess thereof, provided that if any Outstanding Preferred Interests are tendered for exchange in part, the untendered liquidation amount thereof must be $100,000 (100 Outstanding Preferred Interests) or any integral multiple of $1,000 in excess thereof. If less than all the Outstanding Preferred Interests are to be tendered, fill in the liquidation amount of Outstanding Preferred Interests that are to be tendered in the box entitled "Aggregate Liquidation Amount of Outstanding Preferred Interests Tendered." If applicable, new Certificate(s) for the Outstanding Preferred Interests that were not tendered will be sent to the address designated herein by such Holder promptly after the Expiration Date. All Outstanding Preferred Interests represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

     Except as otherwise provided herein, tenders of Outstanding Preferred Interests may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective on or prior to such date, a written or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above or in the Prospectus on or prior to such date. Any such notice of withdrawal must specify the name of the person who tendered the Outstanding Preferred Interests to be withdrawn, the aggregate liquidation amount of Outstanding Preferred Interests to be withdrawn, and, if any Certificates for Outstanding Preferred Interests have been tendered, the name of the registered Holder of the Outstanding Preferred Interests as set forth on any such Certificates, if different from that of the person who tendered such Outstanding Preferred Interests. If Certificates for the Outstanding Preferred Interests have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such Certificates, the tendering Holder must submit the serial numbers shown on the particular Certificates to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Outstanding Preferred Interests tendered for the account of an Eligible Institution. If Outstanding Preferred Interests have been tendered pursuant to the procedures for book-entry transfer set forth in the Prospectus under "The Exchange Offer - Procedures for Tendering," the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Outstanding Preferred Interests. Withdrawals of tenders of Outstanding Preferred Interests may not be rescinded. Outstanding Preferred Interests properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or prior to the Expiration Date by following any of the procedures described herein.

     All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Trust, in its sole discretion, whose determination shall be final and binding on all parties. Neither the Trust, any affiliates or assigns of the Trust, the Exchange Agent nor any other person shall be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Outstanding Preferred Interests which have been tendered but which are withdrawn will be returned to the Holder thereof promptly after withdrawal.

     5. SIGNATURES ON LETTER OF TRANSMITTAL, ASSIGNMENTS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered Holder(s) of the Outstanding Preferred Interests tendered hereby the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) for such Outstanding Preferred Interests without alteration, enlargement or any change whatsoever, or as recorded in DTC's book-entry transfer facility system, as the case may be.

     If any Certificates tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any tendered Outstanding Preferred Interests are registered in different names on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Certificates. If any tendered Outstanding Preferred Interests are registered in different names in several book-entry accounts, proper procedures for book-entry transfer must be followed for each account.

     If this Letter of Transmittal or any Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Trust, in its sole discretion, of each such person's authority so to act.

     When this Letter of Transmittal is signed by the registered Holder(s) of the Outstanding Preferred Interests listed and transmitted hereby, or book-entry transfer is effectuated by such Holder(s), no endorsement(s) of Certificate(s) or separate bond power(s) are required except if Registered Preferred Interests are to be issued in the name of a person other than the registered Holder(s). If such exception applies, signature(s) on such Certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered Holder(s) of the Outstanding Preferred Interests listed, the Certificate(s) must be endorsed or accompanied by appropriate bond powers, signed exactly as the name(s) of the registered Holder(s) appear(s) on the Certificates, and also must be accompanied by such opinions of counsel, certifications and other information as the Trust may require in accordance with the restrictions on transfer applicable to the Outstanding Preferred Interests. In such event, signatures on such Certificates or bond powers must be guaranteed by an Eligible Institution.

     6. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If Registered Preferred Interests are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if Registered Preferred Interests are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Outstanding Preferred Interests not exchanged will be returned, if evidenced by Certificates, by mail, or if tendered by book-entry transfer, by crediting the account at DTC indicated above in Instruction 4.

     7. IRREGULARITIES. The Trust will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Outstanding Preferred Interests, which determination shall be final and binding on all parties. The Trust reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for which, may in the view of counsel to the Trust be unlawful. The Trust also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under "The Exchange Offer - Conditions" or any conditions or irregularity in any tender of Outstanding Preferred Interests of any particular Holder whether or not similar conditions or irregularities are waived in the case of other Holders. The Trust's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Outstanding Preferred Interests will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. The Trust, any affiliates or assigns of the Trust, the Exchange Agent, or any other person shall not be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

      8. QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front cover of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and this Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

     9. BACKUP WITHHOLDING; SUBSTITUTE FORM W-9. Under U.S. Federal income tax law, a Holder whose tendered Outstanding Preferred Interests are accepted for exchange is required to provide the Exchange Agent with such Holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service (the "IRS") may subject the Holder or other payee to a $50 penalty. In addition, payments to such Holders or other payees with respect to Outstanding Preferred Interests exchanged pursuant to the Exchange Offer may be subject to 30% backup withholding.

     The box in Part 2 of the Substitute Form W-9 may be checked if the tendering Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked, the Holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 2 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 30% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain such amounts withheld during the 60-day period following the date of the Substitute Form W-9. If the Holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60-day period will be remitted to the Holder and no further amounts shall be retained or withheld from payments made to the Holder thereafter. If, however, the Holder has not provided the Exchange Agent with its TIN within such 60-day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, 30% of all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided.

     The Holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered owner of the Outstanding Preferred Interests or of the last transferee appearing on the transfers attached to, or endorsed on, the Outstanding Preferred Interests. If the Outstanding Preferred Interests are registered in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

     Certain Holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to these backup withholding and reporting requirements. Such Holders should nevertheless complete the attached Substitute Form W-9 below, and write "exempt" on the face thereof, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that holder's exempt status. Please consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which Holders are exempt from backup withholding.

     Backup withholding is not an additional U.S. Federal income tax. Rather, the U.S. Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

     10. WAIVER OF CONDITIONS. The Trust reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

     11. NO CONDITIONAL TENDERS. No alternative, conditional or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of Outstanding Preferred Interests for exchange.

     Neither the Trust, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Outstanding Preferred Interests nor shall any of them incur any liability for failure to give any such notice.

     12. LOST, DESTROYED OR STOLEN CERTIFICATES. If any Certificate(s) representing Outstanding Preferred Interests have been lost, destroyed or stolen, the Holder should promptly notify the Exchange Agent. The Holder will then be instructed as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificate(s) have been followed.

     13. SECURITY TRANSFER TAXES. Holders who tender their Outstanding Preferred Interests for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, Registered Preferred Interests are to be delivered to, or are to be issued in the name of, any person other than the registered Holder of the Outstanding Preferred Interests tendered, or if a transfer tax is imposed for any reason other than the exchange of Outstanding Preferred Interests in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

                           BOOK-ENTRY CONFIRMATION OR
                           THIS LETTER OF TRANSMITTAL
                AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED
                        BY THE EXCHANGE AGENT ON OR PRIOR
                             TO THE EXPIRATION DATE.

                TO BE COMPLETED BY ALL TENDERING SECURITYHOLDERS
                               (SEE INSTRUCTION 9)

                   PAYOR'S NAME: MELLON INVESTOR SERVICES LLC

SUBSTITUTE        PART I -- PLEASE PROVIDE          TIN:
FORM W-9          YOUR TIN IN THE BOX AT            ________________
                  RIGHT AND CERTIFY BY              Social Security or
                  SIGNING AND DATING BELOW:         Employer
                                                    Identification
                                                    Number

                    _________________________

DEPARTMENT OF       PART 2 -- TIN Applied for [ ]
THE TREASURY
INTERNAL
REVENUE
SERVICE
                    _________________________

PAYOR'S REQUEST     CERTIFICATION - UNDER THE PENALTIES OF
FOR TAXPAYER        PERJURY, I certify (1) The number shown on
IDENTIFICATION      this form is my correct taxpayer
NUMBER ("TIN")      identification number (or I am waiting for a
AND CERTIFICATION   number to be issued to me), (2) I am not
                    subject to backup withholding either because (i) I am exempt from backup withholding, (ii) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified me that I am no longer subject to backup withholding, and (3) any other information provided on this form is true and correct.

                    Signature___________________________________________________

                    Date:_______________________________________________________

You must cross out item (iii) in Part (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY IN CERTAIN CIRCUMSTANCES RESULT IN BACKUP WITHHOLDING OF 30% OF ANY AMOUNTS PAID TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 2 OF THE SUBSTITUTE FORM W-9.

                       __________________

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 30% of all payments made to me on account of the Registered Preferred Interests shall be retained until I provide a taxpayer identification number to the Exchange Agent and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 30% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.

Signature(s)_________________________     Date _________________















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